UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – May 18, 2017

COOPER-STANDARD HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36127	20-1945088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39550 Orchard Hill Place Drive, Novi, Michigan	48375
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                        ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Cooper-Standard Holdings Inc. (the "Company") was held on May 18, 2017.  A total of 17,827,042 shares of common stock were eligible to vote at the Annual Meeting.  The matters voted on at the Annual Meeting and the results of the vote were as follows:

Proposal 1.    Election of Directors

The following individuals were elected to the Board of Directors for a term of one year, expiring at the 2018 Annual Meeting of stockholders.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes

Jeffrey S. Edwards	14,904,822	713,008	100,697	560,674
Sean O. Mahoney	15,655,733	60,197	2,597	560,674
David J. Mastrocola	15,483,784	231,850	2,893	560,674
Justin E. Mirro	15,627,431	88,499	2,597	560,674
Robert J. Remenar	15,676,960	38,970	2,597	560,674
Sonya F. Sepahban	15,657,732	57,799	2,996	560,674
Thomas W. Sidlik	14,506,730	1,208,425	3,372	560,674
Stephen A. Van Oss	15,675,849	39,256	3,422	560,674
Molly P. Zhang	15,681,143	34,612	2,772	560,674
The nominations were made by the Board of Directors and no other nominations were made by any stockholder.

Proposal 2.    Ratification of the Selection of the Independent Registered Public Accounting Firm

The stockholders voted to ratify the appointment by the Company's Audit Committee of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,044,913	228,376	5,912	0

Proposal 3.    Advisory Vote on Executive Compensation

The stockholders voted on an advisory basis to approve the compensation of the named executive officers, as disclosed in the proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,288,935	423,503	6,089	560,674

Proposal 4.    Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
12,821,193	10,816	2,884,016	2,502	560,674

Proposal 5.    Approval of the Company's 2017 Omnibus Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,657,444	2,054,938	6,145	560,674

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER-STANDARD HOLDINGS INC.

\s\ Aleksandra A. Miziolek
Name: Aleksandra A. Miziolek
Title: Senior Vice President, General Counsel and Secretary
Dated: May 19, 2017